Putnam
New Jersey
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The dramatic twists and turns of the economy and the bond market during the first half of Putnam New Jersey Tax Exempt Income Fund's fiscal year provided plenty of challenges for Fund Manager Susan McCormack and the credit team that supports her.

The task of closely monitoring the creditworthiness of fund holdings in the wake of a slowing economy and the Federal Reserve Board's sharp decline in short-term interest rates became even more difficult in the aftermath of the September 11 events. It has been encouraging to note, however, that in the face of these dramatic turns, New Jersey's municipal bonds generally continue to enjoy the confidence of tax-conscious investors.

In the following report, Susan discusses in detail the environment in which the team worked during the fiscal year and reviews the strategy they used within that framework, both before and after the attacks. She is confident that the portfolio is well positioned to meet the challenges that lie ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 9, 2002


REPORT FROM FUND MANAGEMENT

Susan A. McCormack

Putnam New Jersey Tax Exempt Income Fund began fiscal 2002 on solid footing this past June and ended the semiannual period on November 30, 2001, in the same fashion. While the stock market was affected by earnings disappointments, economic uncertainty, and a veritable halt in capital spending, municipal bonds remained attractive to investors -- particularly in New Jersey where demand for tax-exempt securities is among the strongest in the country. After the terrorist attacks on September 11th, several transportation/airline issues in the fund's portfolio were affected by the sector's downturn. Fortunately, the portfolio's diversification -- as well as a favorable environment in other industry sectors of the municipal bond market -- helped limit the fund's losses.

Total return for 6 months ended 11/30/01

      Class A          Class B          Class M
    NAV     POP      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   3.32%   -1.63%    2.87%  -2.13%   3.05%   -0.30%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* YIELD CURVE STRATEGY PROVED SUCCESSFUL

When your fund began fiscal 2002 in June, it seemed that at least a mild economic recession was in the offing. Thus, to no one's surprise, the Fed continued to lower short-term interest rates aggressively. This, in turn, created a favorable backdrop for us to take a "laddered" approach in positioning the fund's holdings. As the yield curve -- an illustration of the difference between short- and long-term interest rates -- gradually steepened, we focused on owning securities of varying maturities. However, when the yield curve became exceedingly steep later in the period, we began to cluster, or "barbell," the fund's holdings at both the short and long ends of the maturity spectrum. We sold bonds in the intermediate part of the curve, specifically, 10-15 year bonds, and purchased issues with 20- to 30-year maturities as well as those in the 5-year range.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation         21.2%

Health care            19.2%

Education              13.5%

Water
and sewer              13.0%

Utilities               9.6%

Footnote reads:
*Based on net assets as of 11/30/01. Holdings will vary over time.


For example, we sold bonds from the University of Medicine and Dentistry that had a coupon of 6.5% and matured in 2012. We then purchased issues such as New Jersey State general obligation debt that is non-callable and matures in 2019.

This tactic proved timely. After September 11, investors anticipated that a full-blown recession would be inevitable and that the Fed would become increasingly aggressive in cutting interest rates to help bolster the economy. As yields declined, our longer-term holdings, which are most sensitive to changes in interest rates, performed well.


" . . . bonds are likely to stay in favor with investors, particularly in these turbulent times . . . You can benefit nicely from high-quality munis, especially in this market."

-- "Hit a home run with bonds," Medical Economics, November 5, 2001


As we progressed into October and November, several economic indicators suggested that concerns about a prolonged recession might have been a bit overblown. There was speculation in the market that the Fed was nearing the end of its easing cycle. Short-term and intermediate-term rates began to rise and the yield curve flattened. Since bond prices fall as rates rise, municipal and Treasury securities in the middle part of the curve -- intermediate- term bonds -- experienced dramatic price declines. Thus, our barbell positioning at the short and long ends of the curve was effective in protecting the fund against the brunt of the declines. As of this writing, we expect the yield curve to steepen again as the market responds to the likelihood of additional rate cuts. Therefore, we recently have begun to unwind this barbell positioning in order to return to a more laddered structure.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 58.5%

Aa/AA -- 13.1%

A -- 8.0%

Baa/BBB -- 4.0%

Ba/BB -- 10.7%

B -- 2.8%

Other -- 2.9%

Footnote reads:
*As a percentage of market value as of 11/30/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* INVERSE FLOATER HOLDINGS BENEFITED FROM FALLING RATES

When employed judiciously by experienced professionals, derivative securities can help protect a portfolio against economic and market uncertainties as well as bolster performance potential.

"Many investors whipsawed by the stock market have taken note of an enticing alternative: bonds."

-- The Dallas Morning News, October 14, 2001

Inverse floating rate securities are an example of a derivative security that helped during the period. The effective coupon rate on inverse floaters, as they are typically called, responds in an opposite manner to movements in interest rates. Thus, as the Fed aggressively lowered short-term interest rates to ward off an economic recession prior to and after the tragic events of September 11th, the income stream of your fund's inverse floating rate holdings continued to rise.

Futures contracts are another set of investment tools in the complex world of derivative securities that we employed to your fund's advantage in the final months of the period. Simply put, a futures contract is a promise to buy or sell a security at a future date based on an agreed upon price. We bought and sold municipal and treasury bond futures contracts, crossing markets to capitalize both on the demise of the 30-year Treasury bond as well as the historically extreme yield difference between taxable U.S. government securities and tax-exempt municipal bonds.

* HIGHER-YIELDING, LOWER RATED ISSUES HELP

As you may already know, higher-yielding, lower-rated municipal bonds often can help boost a portfolio's performance when the broad municipal market is rallying. Such was the case this past summer when investors' appetite for yield helped many of your fund's higher-yielding, lower-rated issues appreciate in price. Less understood is their ability to provide a price cushion when Treasury securities hit a rough patch and drag the overall market down. Though the fund's high-yield holdings suffered in the immediate wake of September 11th -- as did most securities with even a hint of credit risk -- they helped buoy your fund's performance in November when it appeared the current interest rate cycle was nearing an end. At that time, the 10-year Treasury note plummeted in price, experiencing its worst single week in 25 years. This, in turn, caused sharper price declines in the higher-quality tiers of the fixed-income market than in the lower quality sectors, causing your fund to perform better during the month than portfolios owning mostly high-quality issues.

Examples of high-yield bonds that contributed to performance and provided valuable diversification include those in the healthcare sector, such as New Jersey Health Care Facility Finance Authority
Revenue Bonds (Raritan Bay Medical Center). Improved relations with HMOs, favorable demographics, cost-cutting initiatives and investors' pursuit of yield also helped the health-care sector enjoy a long-awaited rebound.

* ECONOMIC UNCERTAINTY SHOULD BENEFIT MUNICIPAL MARKET

As we move forward, there will likely be an element of uncertainty in the markets, at least for the near term. While economists hold varying opinions about the economy's direction, we at Putnam are looking for the economy to begin growing again sometime in 2002. We foresee interest rates falling a bit further before that time and inflation remaining low -- all of which bodes well for municipal bonds and your fund in the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/01, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one state and involves more investment risk than a fund that invests more broadly. Even though the investments are diversified among several different issuers within the state, they may all be affected by common economic forces and other factors.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New Jersey Tax Exempt Income Fund is designed for investors seeking high current income free from federal and state income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 11/30/01

                     Class A         Class B        Class M
(inception dates)   (2/20/90)       (1/4/93)        (5/1/95)
                   NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          3.32%  -1.63%   2.87%  -2.13%   3.05%  -0.30%
------------------------------------------------------------------------------
1 year            7.79    2.65    7.09    2.09    7.47    4.03
------------------------------------------------------------------------------
5 years          27.60   21.58   23.38   21.40   25.41   21.29
Annual average    4.99    3.99    4.29    3.95    4.63    3.94
------------------------------------------------------------------------------
10 years         80.03   71.49   67.72   67.72   74.32   68.66
Annual average    6.06    5.54    5.31    5.31    5.71    5.37
------------------------------------------------------------------------------
Annual average
(life of fund)    6.60    6.17    5.83    5.83    6.22    5.93
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/01

                             Lehman Municipal         Consumer
                                Bond Index           price index
------------------------------------------------------------------------------
6 months                          3.84%                 0.06%
------------------------------------------------------------------------------
1 year                            8.76                  1.95
------------------------------------------------------------------------------
5 years                          34.44                 11.91
Annual average                    6.10                  2.28
------------------------------------------------------------------------------
10 years                         96.06                 28.88
Annual average                    6.96                  2.57
------------------------------------------------------------------------------
Annual average
(life of fund)                    7.34                  2.83
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/01

                          Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions
(number)                     6               6               6
------------------------------------------------------------------------------
Income                  $0.21535        $0.18551        $0.201644
------------------------------------------------------------------------------
Capital gains 1             --              --              --
------------------------------------------------------------------------------
  Total                 $0.21535        $0.18551        $0.201644
------------------------------------------------------------------------------
Share value:          NAV     POP          NAV          NAV     POP
------------------------------------------------------------------------------
5/31/01              $8.94   $9.39        $8.94        $8.94   $9.24
------------------------------------------------------------------------------
11/30/01              9.02    9.47         9.01         9.01    9.31
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2                4.61%   4.39%        3.95%        4.31%   4.17%
------------------------------------------------------------------------------
Taxable
equivalent 3          8.08    7.70         6.93         7.56    7.31
------------------------------------------------------------------------------
Current
30-day SEC
yield 4               4.09    3.89         3.43         3.79    3.66
------------------------------------------------------------------------------
Taxable
equivalent 3          7.17    6.82         6.02         6.65    6.42
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 42.98% federal and NJ state 2001 combined tax rate.
  Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

                     Class A        Class B          Class M
(inception dates)   (2/20/90)       (1/4/93)        (5/1/95)
                   NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months          1.38%  -3.46%   1.06%  -3.89%   1.35%  -1.93%
------------------------------------------------------------------------------
1 year            4.31   -0.69    3.64   -1.33    4.00    0.63
------------------------------------------------------------------------------
5 years          26.67   20.66   22.64   20.67   24.79   20.78
Annual average    4.84    3.83    4.17    3.83    4.53    3.85
------------------------------------------------------------------------------
10 years         74.83   66.60   62.81   62.81   69.45   63.99
Annual average    5.75    5.24    4.99    4.99    5.42    5.07
------------------------------------------------------------------------------
Annual average
(life of fund)    6.46    6.03    5.69    5.69    6.09    5.80
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index* is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
November 30, 2001 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.5%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
New Jersey (78.8%)
-------------------------------------------------------------------------------------------------------------------
$         2,085,000 Atlantic City G.O. Bonds, FSA,
                    5 1/4s, 12/15/13                                                      Aaa        $    2,207,494
                    Atlantic Cnty. COP, FGIC
          1,000,000 (Pub. Fac. Lease Agreement), 7.4s, 3/1/09                             Aaa             1,202,500
          2,000,000 7.4s, 3/1/10                                                          Aaa             2,435,000
          4,250,000 Camden Cnty., Impt. Auth. Rev. Bonds,
                    8.4s, 4/1/24 (acquired 4/12/94,
                    cost $4,250,000) (RES)                                                CCC/P           3,612,500
          5,000,000 Camden Cnty., Muni. Util. Auth. Swr. Rev.
                    Bonds, FGIC, 6s, 7/15/08                                              Aaa             5,556,250
                    Essex Cnty. G.O. Bonds, FGIC
            500,000 4 1/2s, 6/1/11                                                        Aaa               509,375
          2,000,000 4 3/8s, 6/1/09                                                        Aaa             2,045,000
          2,500,000 Freehold Regl. High School Dist. G.O.
                    Bonds, FGIC, 5s, 3/1/19                                               AAA             2,512,500
          1,720,000 Hillsborough Township School Dist. G.O.
                    Bonds, FSA, 5 3/8s, 10/1/21                                           Aaa             1,823,200
                    Jersey City G.O. Bonds
          3,000,000 Ser. A, AMBAC, 6s, 10/1/10                                            Aaa             3,393,750
          1,075,000 FSA, 4 1/2s, 3/1/05                                                   Aaa             1,120,688
          1,000,000 FSA, 4 1/2s, 3/1/04                                                   Aaa             1,037,500
          1,700,000 Jersey City, Swr. Auth. Rev. Bonds, AMBAC,
                    6 1/4s, 1/1/14                                                        Aaa             1,972,000
            890,000 Lafayette Yard, Cmnty. Dev. Rev. Bonds
                    (Hotel/Conference Ctr.), MBIA,
                    6 1/8s, 4/1/16                                                        Aaa             1,021,275
          1,000,000 Marlboro, Board of Ed. G.O. Bonds,
                    5s, 7/15/07                                                           AA              1,067,500
          2,000,000 Middlesex Cnty., Poll Control Auth. Rev.
                    Bonds, 6 7/8s, 12/1/22                                                BBB-/P          2,064,400
          3,000,000 Middlesex Cnty., Util. Auth. Swr. Rev.
                    Bonds, Ser. A, MBIA, 6 1/4s, 8/15/10                                  Aaa             3,390,000
          2,000,000 Middletown, Township Board of Ed. G.O.
                    Bonds, FSA, 5s, 8/1/27                                                Aaa             1,980,000
          1,200,000 Middletown, Township School Dist. Rev.
                    Bonds, FGIC, 7s, 7/15/06                                              Aaa             1,378,500
                    Monmouth Cnty. G.O. Bonds
          2,105,000 4s, 7/15/05                                                           Aaa             2,170,781
            600,000 (Cnty. College), 4s, 7/15/05                                          Aaa               619,500
          1,000,000 Monroe, Township Muni. Util. Auth. Rev.
                    Bonds, FGIC, 5 1/8s, 2/1/17                                           Aaa             1,021,250
          1,905,000 NJ Econ. Dev. Auth. Elec. Energy Fac. Rev.
                    Bonds (Vineland Cogeneration L. P. ),
                    7 7/8s, 6/1/19                                                        BB+             1,959,026
          8,000,000 NJ Econ. Dev. Auth. Hlth. Care Fac. Rev.
                    Bonds (Ocean Nursing Pavilion), Ser. A,
                    7 3/8s, 12/1/25                                                       Aaa             8,920,000
                    NJ Econ. Dev. Auth. Rev. Bonds
          5,000,000 (Tevco Inc.), 8 1/8s, 10/1/09                                         A-/P            5,103,050
          7,000,000 (1st Mtge.-Cranes Mill), Ser. A,
                    7 1/2s, 2/1/27                                                        BB-/P           7,148,750
          2,200,000 (Continental Air Lines, Inc.), 7s,
                    11/15/30                                                              BB-             1,878,250
          1,500,000 (Newark Arpt. Marriot Hotel),
                    7s, 10/1/14                                                           Ba3             1,567,500
          2,000,000 (Hartz Mountain Industries, Inc.),
                    7s, 2/1/14                                                            A+              2,047,700
          2,290,000 (Lakewood School), Ser. R, 6.9s, 12/1/11                              AA-/P           2,344,388
          1,895,000 (Urban Holding Co.), 6 1/2s, 6/1/15                                   A+              2,025,281
          1,550,000 (Burlington Coat Factory), 6 1/8s, 9/1/10                             Aa3             1,664,313
          1,750,000 (Franciscan Oaks), 5 3/4s, 10/1/23                                    BB/P            1,515,938
          1,500,000 (NJ Performing Arts Ctr.), Ser. C,
                    AMBAC, 5 1/2s, 6/15/13                                                Aaa             1,595,625
          2,000,000 (EDL Testing Svc.), Ser. A, 4 3/4s, 5/15/25                           Aaa             1,885,000
          2,750,000 NJ Econ. Dev. Auth. Rev. Bonds, Ser. A, FSA,
                    5 3/4s, 5/1/09                                                        Aaa             3,042,188
          2,000,000 NJ Econ. Dev. Auth. Special Fac. Rev.
                    Bonds (Continental Airlines, Inc.),
                    6 1/4s, 9/15/29                                                       BB-             1,547,500
          2,730,000 NJ Econ. Dev. Auth. Waste Paper
                    Recycling Rev. Bonds (Marcal Paper
                    Mills Inc.), 8 1/2s, 2/1/10                                           B+/P            3,037,125
          4,500,000 NJ Econ. Dev. Auth. Wtr. Facs. Rev. Bonds
                    (American Wtr. Co., Inc.), FGIC,
                    6 1/2s, 4/1/22                                                        Aaa             4,641,030
                    NJ Healthcare Fac. Fin. Auth. Rev. Bonds
            935,000 (East Orange Gen. Hosp.), Ser. B,
                    7 3/4s, 7/1/20                                                        BBB-              867,213
          1,500,000 (Trinitas Hosp. Oblig. Group),
                    7 1/2s, 7/1/30                                                        Baa3            1,597,500
          5,395,000 (Columbus Regl. Hosp.), Ser. A,
                    7 1/2s, 7/1/21                                                        B2              4,525,056
            500,000 (Columbus Hosp.), Ser. A, 7 1/2s, 7/1/08                              B2                468,125
          5,000,000 (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/27                               BB/P            5,050,000
          3,300,000 (Christ Hosp. Group), 7s, 7/1/06                                      AAA             3,770,250
          1,000,000 (St. Peters U. Hosp.), Ser. A,
                    6 7/8s, 7/1/30                                                        Baa2            1,058,750
                    NJ Healthcare Fac. Fin. Auth. Rev. Bonds
          5,000,000 (Gen. Hosp. Ctr.-Passaic Inc.), FSA,
                    6 3/4s, 7/1/19                                                        Aaa             6,018,750
          3,000,000 (Columbus Hosp.), Ser. A, 5 3/4s, 7/1/29                              BBB-            2,786,250
          1,355,000 (Cathedral Hlth. Svcs), FHA Insd.,
                    MBIA, 5 1/2s, 8/1/11                                                  Aaa             1,476,950
          1,000,000 (Cmnty. Med. Ctr.), FSA, 5 1/2s, 7/1/07                               Aaa             1,082,500
          1,000,000 (Hlth. Care Fac. Good Shepherd),
                    5.1s, 7/1/21                                                          AA                982,500
          3,715,000 (Newton Memorial Hosp.), FSA,
                    5 1/4s, 7/1/21                                                        Aaa             3,747,506
          2,050,000 (Pascack VY Hosp. Assoc.), 5 1/8s,
                    7/1/28                                                                BB+             1,491,375
          2,000,000 (St. Barnabas Hlth.), Ser. B, 4 3/4s,
                    7/1/28                                                                Aaa             1,862,500
          5,000,000 NJ Sports & Expo Auth. Rev. Bonds,
                    Ser. A, MBIA, 4 1/2s, 3/1/24                                          Aaa             4,575,000
                    NJ State Bldg. Auth. Rev. Bonds, Ser. A
          2,055,000 5 1/8s, 6/15/19                                                       Aa2             2,075,550
          1,455,000 5 1/8s, 6/15/18                                                       Aa2             1,475,006
                    NJ State Edl. Fac. Auth. Rev. Bonds
          1,000,000 (Ramapo College), Ser. D, AMBAC,
                    5s, 7/1/31                                                            Aaa               985,000
          1,600,000 (Rowan U.), Ser. B, FGIC, 5s, 7/1/31                                  Aaa             1,576,000
          1,750,000 (NJ Inst. of Tech.), Ser. G, MBIA,
                    4 3/4s, 7/1/31                                                        Aaa             1,634,063
                    NJ State G.O. Bonds
          4,065,000 FGIC, 6s, 2/15/11                                                     Aaa             4,618,856
          3,000,000 Ser. H, 5 1/4s, 7/1/19                                                AA+             3,168,750
          2,950,000 NJ State Hsg. & Mtge. Fin. Agcy. IFB,
                    Ser. I, 8.77s, 11/1/07 (acquired various
                    dates from 2/11/93 to 6/14/93,
                    cost $3,081,308) (RES)                                                A+/P            3,143,166
          1,000,000 NJ State Hsg. & Mtge. Fin. Agcy. Rev.
                    Bonds, Ser. E1, FSA, 5.7s, 5/1/20                                     Aaa             1,047,500
                    NJ State Hwy. Auth. Gen. Rev. Bonds
                    (Garden State Pkwy.)
          1,500,000 6.2s, 1/1/10                                                          AA-             1,698,750
          2,370,000 6s, 1/1/19                                                            Aaa             2,689,950
          3,000,000 5 5/8s, 1/1/30                                                        AA-             3,161,250
          1,800,000 NJ State Tpk. Auth. IFB, MBIA, 9.04s,
                    1/1/16 (acquired 3/27/92,
                    cost $1,817,856) (RES)                                                AAA             2,486,250
          6,000,000 NJ State Tpk. Auth. Rev. Bonds, Ser. C,
                    MBIA, 6 1/2s, 1/1/16                                                  Aaa             7,140,000
          1,000,000 NJ State Tpk. Auth. VRDN, Ser. D,
                    1.15s, 1/1/18                                                         VMIG2           1,000,000
          4,500,000 NJ State Trans. Trust Fund Auth. IFB
                    (PA 337A), FGIC, 11.235s, 6/15/11
                    (acquired 4/3/98, cost $6,131,250) (RES)                              AAA             6,075,000
          2,375,000 NJ State Transit Corp. Rev. Bonds
                    (Capital Grant), 5 1/2s, 9/1/03                                       Aaa             2,505,625
                    NJ Wastewtr. Treatment Rev. Bonds
                    (Wastewtr. Treatment Trust)
          2,955,000 Ser. B, 7s, 5/15/09                                                   Aa2             3,490,590
          7,000,000 Ser. A, zero %, 9/1/07                                                Aaa             5,626,250
          1,400,000 North Hudson, Swr. Auth. Rev. Bonds,
                    FGIC, 5 1/2s, 8/1/06                                                  Aaa             1,522,500
          3,000,000 North Hudson, Swr. Rev. Bonds, Ser. A,
                    MBIA, zero %, 8/1/25                                                  Aaa               885,000
          1,130,000 Northern Burlington Cnty. Regl. School
                    Dist. G.O. Bonds, MBIA, 5 1/4s, 4/1/17                                Aaa             1,197,800
          1,800,000 Passaic Valley, Cmnty. Wtr. Supply Rev.
                    Bonds, Ser. A, FGIC, 6.4s, 12/15/22                                   Aaa             1,917,738
                    Pennsauken Township School Dist.
                    G.O. Bonds, FSA
          1,095,000 4 1/4s, 3/1/05                                                        Aaa             1,133,325
          1,020,000 4 1/4s, 3/1/04                                                        Aaa             1,051,875
          7,500,000 Rutgers State U. Rev. Bonds, Ser. A,
                    6.4s, 5/1/13                                                          AA              8,718,750
          7,665,000 Salem Cnty., Indl. Poll Ctrl. Fin. Auth. IFB,
                    8.1s, 8/1/30 (acquired 4/3/98,
                    cost $9,149,864) (RES)                                                AAA             9,006,375
          2,500,000 Salem Cnty., Poll. Ctrl. Fin. Auth. Rev.
                    Bonds, Ser. A, 5 3/4s, 4/1/31                                         Baa1            2,465,625
          1,805,000 South Jersey Trans. Auth. Rev. Bonds,
                    AMBAC, 5s, 11/1/29                                                    Aaa             1,782,438
          1,000,000 Stony Brook, Regional Swr. Rev. Bonds,
                    Ser. B, 5.45s, 12/1/12                                                Aa3             1,090,000
          2,500,000 Trenton, Pkg. Auth. Rev. Bonds, FGIC,
                    5 1/2s, 4/1/30                                                        Aaa             2,740,625
          6,000,000 U. of Medicine & Dentistry Rev. Bonds,
                    Ser. E, MBIA, 6 1/2s, 12/1/12                                         AAA             7,012,500
          3,400,000 Union Cnty., Indl. Poll. Ctrl. Fin. Auth. Rev.
                    Bonds (American Cynamid Co.),
                    5.8s, 9/1/09                                                          A3              3,718,750
                                                                                                      -------------
                                                                                                        237,264,709
New York (8.1)
-------------------------------------------------------------------------------------------------------------------
                    Port Auth. NY & NJ Rev. Bonds
          3,000,000 (Delta Airlines, Inc.), Ser. IR, 6.95s, 6/1/08                        BB+             2,955,000
          5,000,000 (Kennedy Intl. Arpt. - 5th Installment),
                    6 3/4s, 10/1/19                                                       BB/P            5,081,250
          7,500,000 Ser. 93rd, 6 1/8s, 6/1/94                                             AA-             8,334,375
          7,800,000 Ser. 1st, 5.2s, 11/15/15                                              A1              7,829,250
                                                                                                      -------------
                                                                                                         24,199,875

Pennsylvania (2.6%)
-------------------------------------------------------------------------------------------------------------------
          7,500,000 Delaware River Port Auth. Rev. Bonds
                    (Port Dist. Project), Ser. B, FSA,
                    5 5/8s, 1/1/26                                                        Aaa             7,931,250

Puerto Rico (9.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Cmnwlth. Of PR, Aquaduct & Swr. Auth.
                    Rev. Bonds, MBIA, 6 1/4s, 7/1/12                                      Aaa             1,181,250
                    Cmnwlth. of PR, G.O. Bonds
          2,000,000 FSA, 5 1/2s, 7/1/18                                                   Aaa             2,182,500
          1,375,000 FSA, 5 1/4s, 7/1/18                                                   Aaa             1,460,938
          2,500,000 MBIA, 4 3/4s, 7/1/23                                                  Aaa             2,409,375
          4,000,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN,
                    MBIA, 1.17s, 12/1/15                                                  VMIG1           4,000,000
                    PR Elec. Pwr. Auth. Rev. Bonds
          2,000,000 MBIA, 10.15s, 7/1/07 (acquired
                    10/30/97, cost $2,765,000) (RES)                                      AAA/P           2,712,500
          5,900,000 Ser. EE, FSA, 4 3/4s, 7/1/24                                          Aaa             5,649,250
          2,000,000 PR Indl. Med. & Env. Poll. Control Fac.
                    Fin. Auth. Rev. Bonds (Special
                    Facilities-American Airlines, Inc.),
                    Ser. A, 6.45s, 12/1/25                                                Ba2             1,750,000
          1,000,000 PR Indl. Tourist Edl. Med. & Env. Control
                    Fac. Rev. Bonds (Cogen Facs.-AES
                    PR Project), 6 5/8s, 6/1/26                                           Baa2            1,083,750
          2,000,000 PR. Hsg. Fin. Corp. Rev. Bonds, Ser. B,
                    4.45s, 6/1/27                                                         AAA             2,007,500
          3,000,000 U. of PR Rev. Bonds, Ser. O, MBIA,
                    5 3/8s, 6/1/30                                                        Aaa             3,041,250
                                                                                                      -------------
                                                                                                         27,478,313

South Dakota (0.9%)
-------------------------------------------------------------------------------------------------------------------
                    South River, School Dist. G.O.
                    Bonds, FGIC
          1,250,000 5s, 12/1/11                                                           Aaa             1,328,125
          1,250,000 5s, 12/1/10                                                           Aaa             1,331,250
                                                                                                      -------------
                                                                                                          2,659,375
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $288,579,735) (b)                                         $ 299,533,522
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $301,062,470.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $288,579,735, resulting in gross unrealized appreciation and depreciation of $15,835,352 and $4,881,565, respectively, or net unrealized appreciation of $10,953,787.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2001 was $27,035,791 or 9.0% of net assets.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 2001.

      The fund had the following industry group concentrations greater than 10% at November 30, 2001 (as a percentage of net assets):

           Transportation        21.2%
           Health care           19.2
           Education             13.5
           Water & sewer         13.0

      The fund had the following insurance concentrations greater than 10% at November 30, 2001 (as a percentage of net assets):

           FSA                   14.8%
           FGIC                  14.7
           MBIA                  14.2

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $288,579,735) (Note 1)    $299,533,522
-------------------------------------------------------------------------------------------
Cash                                                                                931,181
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    5,689,040
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              387,592
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      155,060
-------------------------------------------------------------------------------------------
Total assets                                                                    306,696,395

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               290,433
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  3,858,483
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          861,805
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        377,360
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           65,695
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       16,356
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,431
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              138,264
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               24,098
-------------------------------------------------------------------------------------------
Total liabilities                                                                 5,633,925
-------------------------------------------------------------------------------------------
Net assets                                                                     $301,062,470

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $300,395,473
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (86,929)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (10,199,861)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       10,953,787
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $301,062,470

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($202,096,499 divided by 22,414,061 shares)                                           $9.02
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.02)*                                $9.47
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($97,871,330 divided by 10,862,952 shares)**                                          $9.01
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,094,641 divided by 121,474 shares)                                                $9.01
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.01)***                              $9.31
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2001 (Unaudited)
Tax exempt interest income:                                                      $8,166,451
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    741,864
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      143,758
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    8,997
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      1,376
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               198,169
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               413,527
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 2,390
-------------------------------------------------------------------------------------------
Other                                                                                64,950
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,575,031
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (70,658)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,504,373
-------------------------------------------------------------------------------------------
Net investment income                                                             6,662,078
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    198,492
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     184,940
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                               1,773,056
-------------------------------------------------------------------------------------------
Net gain on investments                                                           2,156,488
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $8,818,566
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      November 30           May 31
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  6,662,078     $ 13,287,856
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   383,432         (870,663)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              1,773,056       15,421,625
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    8,818,566       27,838,818
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (4,670,370)      (9,356,873)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,989,608)      (3,941,983)
--------------------------------------------------------------------------------------------------
   Class M                                                                (21,231)         (33,585)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      20,342,154        5,233,449
--------------------------------------------------------------------------------------------------
Total increase in net assets                                           22,479,511       19,739,826

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   278,582,959      258,843,133
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income of $86,929 and $67,798, respectively)              $301,062,470     $278,582,959
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           November 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.94        $8.47        $9.15        $9.32        $9.02        $8.76
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .22          .46          .47          .45          .45          .47
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .08          .47         (.68)        (.17)         .30          .26
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .30          .93         (.21)         .28          .75          .73
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.46)        (.47)        (.45)        (.45)        (.47)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.46)        (.47)        (.45)        (.45)        (.47)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.02        $8.94        $8.47        $9.15        $9.32        $9.02
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.32*       11.16        (2.32)        3.05         8.48         8.57
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $202,097     $187,400     $173,872     $214,876     $218,312     $228,361
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .43*         .86          .86          .99          .96          .96
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.36*        5.17         5.35         4.87         4.84         5.28
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 24.45*       12.68        14.61         7.19        29.03        27.14
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           November 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.94        $8.46        $9.14        $9.31        $9.01        $8.75
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .19          .40          .41          .39          .39          .41
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .07          .48         (.68)        (.17)         .30          .27
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .26          .88         (.27)         .22          .69          .68
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.19)        (.40)        (.41)        (.39)        (.39)        (.42)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.19)        (.40)        (.41)        (.39)        (.39)        (.42)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.01        $8.94        $8.46        $9.14        $9.31        $9.01
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.87*       10.57        (2.97)        2.37         7.78         7.87
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $97,871      $90,274      $84,296      $99,781      $95,315      $82,407
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .75*        1.51         1.51         1.64         1.61         1.61
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.04*        4.52         4.70         4.22         4.18         4.63
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 24.45*       12.68        14.61         7.19        29.03        27.14
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                           November 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.94        $8.46        $9.15        $9.33        $9.02        $8.76
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .20          .43          .44          .42          .42          .45(c)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .07          .48         (.69)        (.18)         .31          .26
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .27          .91         (.25)         .24          .73          .71
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.43)        (.44)        (.42)        (.42)        (.45)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.43)        (.44)        (.42)        (.42)        (.45)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.01        $8.94        $8.46        $9.15        $9.33        $9.02
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.05*       10.96        (2.73)        2.63         8.28         8.25
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,095         $909         $675       $1,127         $668         $372
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .58*        1.16         1.16         1.29         1.26         1.26
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.22*        4.86         5.05         4.61         4.48         4.95
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 24.45*       12.68        14.61         7.19        29.03        27.14
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
November 30, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam New Jersey Tax Exempt Income (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New Jersey state income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New Jersey tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher on-going distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an on-going distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2001, the fund had a capital loss carryover of approximately $8,807,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  284,000    May 31, 2003
     3,484,000    May 31, 2004
       589,000    May 31, 2007
     3,106,000    May 31, 2008
     1,344,000    May 31, 2009

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) the annual rate of 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion and 0.330% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2001, the fund's expenses were reduced by $70,658 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $549 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments LLC and Putnam Retail Management GP, Inc, for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $18,588 and $638 from the sale of class A and class M shares, respectively and $60,085 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. A deferred sales charge of up to 0.40% is assessed on certain redemptions of class M shares. For the six months ended November 30, 2001, Putnam Retail Management, acting as underwriter received $774 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $38,230,385 and $15,174,152, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended November 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,702,701        $ 24,510,859
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  277,044           2,512,250
---------------------------------------------------------------------------
                                             2,979,745          27,023,109

Shares
repurchased                                 (1,516,679)        (13,783,806)
---------------------------------------------------------------------------
Net increase                                 1,463,066        $ 13,239,303
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,862,688        $ 25,385,283
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  555,284           4,912,663
---------------------------------------------------------------------------
                                             3,417,972          30,297,946

Shares
repurchased                                 (3,004,153)        (26,527,770)
---------------------------------------------------------------------------
Net increase                                   413,819        $  3,770,176
---------------------------------------------------------------------------

                                        Six months ended November 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,891,549        $ 17,161,074
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  124,614           1,128,988
---------------------------------------------------------------------------
                                             2,016,163          18,290,062

Shares
repurchased                                 (1,253,593)        (11,368,592)
---------------------------------------------------------------------------
Net increase                                   762,570        $  6,921,470
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,166,165        $ 19,259,082
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  259,351           2,292,900
---------------------------------------------------------------------------
                                             2,425,516          21,551,982

Shares
repurchased                                 (2,290,567)        (20,281,466)
---------------------------------------------------------------------------
Net increase                                   134,949        $  1,270,516
---------------------------------------------------------------------------

                                        Six months ended November 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     26,937            $245,951
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,971              17,862
---------------------------------------------------------------------------
                                                28,908             263,813

Shares
repurchased                                     (9,122)            (82,432)
---------------------------------------------------------------------------
Net increase                                    19,786            $181,381
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     40,311           $ 359,107
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,466              21,810
---------------------------------------------------------------------------
                                                42,777             380,917

Shares
repurchased                                    (20,878)           (188,160)
---------------------------------------------------------------------------
Net increase                                    21,899           $ 192,757
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Susan A. McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New Jersey Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA050-76293  019/329/537  1/02